UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) July 8, 2005
                                                           ------------

                                  Nephros, Inc.
               (Exact Name of Registrant as Specified in Charter)

                        Commission File Number: 001-32288
                                                ---------


           Delaware                                         13-3971809
           --------                                         ----------
 (State or other Jurisdiction                            (I.R.S. Employer
              of                                       Identification No.)
        Incorporation)

                     3960 Broadway, New York, New York 10032
                     ---------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (212) 781-5113
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On July 8, 2005, Nephros, Inc. issued a press release announcing that it has received confirmation from the United States Patent and Trademark Office that it will be receiving a patent on its OLpur(TM) H2H(TM) product. The full text of this press release is attached hereto as Exhibit 99.1. The information in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section.

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits

      99.1  Press Release issued by Nephros, Inc. dated July 8, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 8, 2005



                                    NEPHROS, INC.

                                    By: /s/ Marc L. Panoff
                                        ---------------------------------
                                        Marc L. Panoff
                                        Chief Financial Officer (Principal
                                        Financial and Accounting Officer)